SCHEDULE 14A
(Rule 14a-101)
INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION
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Exchange Act of 1934 (Amendment No.    )

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ASPECT COMMUNICATIONS CORPORATION
(Name of Registrant as Specified in Its Charter)

SCEPTER HOLDINGS, INC.
(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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Scepter Holdings, Inc.
301 Commerce Street, Suite 2975
Fort Worth, Texas 76102

January 17, 2003

Dear Fellow Shareholders of Aspect,

We will not call our special meeting for February 21, 2003. Here's why:

Scepter and one other shareholder, who together own more than 10% of Aspect's common stock, agreed to call the special meeting. Scepter and the other shareholder executed documentation to confirm their share ownership to The Depository Trust Company in New York (the record owner of the common stock) and to request Cede & Co. (DTC's agent) to deliver to the Company a notice calling the special meeting on behalf of both shareholders. Cede & Co. signed the meeting call documentation on behalf of both shareholders, and confirmed ownership of shares that we believe equaled approximately 10.48% of Aspect's common stock. While we believe that the signatures we obtained from Cede & Co. are valid and sufficient to call a special meeting under California law, we presented the notice calling the special meeting to the other shareholder for its joint signature. As of today, the deadline for submitting the notice for a special meeting on February 21, 2003, that shareholder has not signed the call notice. Thus, we will not be able to call the special meeting for February 21, 2003, but Scepter may decide to pick a date thereafter on which it will attempt to call a special meeting.

Regards,

Geoffrey Raynor
President

THE PARTICIPANTS IN ANY POTENTIAL SOLICITATION OF PROXIES RELATING HERETO ARE THE SAME AS THE PARTICIPANTS IDENTIFIED IN THE PRELIMINARY PROXY STATEMENT FILED BY SCEPTER HOLDINGS, INC. WITH RESPECT TO ASPECT COMMUNICATIONS CORPORATION ON JANUARY 15, 2003. ACCORDINGLY, SHAREHOLDERS MAY OBTAIN ADDITIONAL INFORMATION REGARDING SUCH PARTICIPANTS AND THEIR INTERESTS FROM THE PRELIMINARY PROXY STATEMENT FILED BY SCEPTER HOLDINGS, INC. WITH RESPECT TO ASPECT COMMUNICATIONS CORPORATION ON JANUARY 15, 2003. SCEPTER HOLDINGS, INC. HAS NOT YET FILED WITH THE SECURITIES AND EXCHANGE COMMISSION A DEFINITIVE PROXY STATEMENT RELATING TO THE COMPANY'S SPECIAL MEETING OF SHAREHOLDERS CURRENTLY SCHEDULED FOR JANUARY 21, 2003.  WHEN SUCH DEFINITIVE PROXY STATEMENT IS FILED, SHAREHOLDERS ARE URGED TO READ THE PROXY STATEMENT IN ITS ENTIRETY, AS IT WILL CONTAIN IMPORTANT INFORMATION.  SHAREHOLDERS MAY OBTAIN A COPY OF THE PRELIMINARY PROXY STATEMENT AND, ONCE FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, A COPY OF THE DEFINITIVE PROXY STATEMENT AT THE SECURITIES AND EXCHANGE COMMISSION'S WEBSITE AT WWW.SEC.GOV.